Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
On July 1, 2022, Encompass Health Corporation (the “Company”, “Encompass Health”, “we”, “our” and “us”) completed the previously announced separation of its home health and hospice business, into a separate, independent publicly traded company, Enhabit, Inc. (“Enhabit”). The separation was structured as a spin off (the “Spin Off”), which occurred by way of a pro rata distribution of one share of Enhabit common stock for every two shares of Encompass common stock held of record as of 5:00 p.m. Eastern Time on June 24, 2022. Enhabit is now an independent public company under the symbol “EHAB” on the New York Stock Exchange. After the distribution, Encompass Health will no longer consolidate Enhabit into its financial results (the entire transaction being referred to as the “Separation”).
The unaudited pro forma condensed consolidated financial statements have been derived from the Company’s historical consolidated financial statements and give effect to the Separation. The following unaudited Pro Forma Condensed Consolidated Income Statements for the three months ended March 31, 2022 and for each of the years ended December 31, 2021, 2020 and 2019 reflect the Company’s results as if the Separation had occurred as of January 1, 2019 in that they reflect the reclassification of Enhabit as discontinued operations for all periods presented. The adjustments in the “Transaction Accounting Adjustments” column in the unaudited Pro Forma Condensed Consolidated Income Statements for the three months ended March 31, 2022 and for the year ended December 31, 2021 give effect to the Separation and related transactions as if they had occurred as of January 1, 2021. The following unaudited Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2022 reflects the Company’s financial position as if the Separation had occurred on March 31, 2022. After the date of the Separation, the historical financial results of Enhabit will be reflected in our consolidated financial statements as discontinued operations under U.S. generally accepted accounting principles (“GAAP”) for all periods.
The unaudited pro forma condensed consolidated financial statements have been prepared based upon the best available information and management estimates and are subject to assumptions and adjustments described below and in the accompanying notes to those financial statements. They are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma condensed consolidated financial statements are provided for illustrative and informational purposes only and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation and related transactions been completed on the dates assumed. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. Management believes these assumptions and adjustments are reasonable, given the information available at the filing date. The unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical consolidated financial statements and accompanying notes.
The unaudited pro forma condensed consolidated financial statements have been prepared to include transaction accounting adjustments to reflect the financial condition and results of operations as if the Separation occurred on January 1, 2021. The pro forma adjustments are based on currently available information and assumptions management believes are, under the circumstances and given the information available at this time, reasonable, and best reflect the Separation on Encompass Health’s financial condition and results of operations. The adjustments included within the “Enhabit Discontinued Operations” column of the unaudited pro forma condensed consolidated financial statements are consistent with the guidance for discontinued operations under GAAP. The Company's current estimates on a discontinued operations basis are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in the Company's Form 10-Q for the quarter ended September 30, 2022 and its 2022 Annual Report on Form 10-K.
The unaudited pro forma condensed consolidated financial statements have been prepared in accordance with Regulation S-X Article 11, Pro Forma Financial Information, as amended by the final rule, Amendments to Financial Disclosures About Acquired and Disposed Businesses, as adopted by the SEC on May 20, 2020.

Unaudited Pro Forma Condensed Consolidated Income Statement
For the Three Months Ended March 31, 2022

	Historical	Enhabit Discontinued Operations (Note a)	Transaction Accounting Adjustments		Pro Forma
	(In Millions, Except Per Share Data)
Net operating revenues	$1,333.6	$(274.3)	$—		$1,059.3
Operating expenses:
Salaries and benefits	776.0	(188.6)	—		587.4
Other operating expenses	182.1	(23.2)	—		158.9
Occupancy costs	20.9	(5.5)	—		15.4
Supplies	56.1	(6.3)	—		49.8
General and administrative expenses	48.4	(11.0)	(0.1)	(g)	37.3
Depreciation and amortization	66.2	(8.5)	—		57.7
Total operating expenses	1,149.7	(243.1)	(0.1)		906.5
Loss on early extinguishment of debt	0.3	—	—		0.3
Interest expense and amortization of debt discounts and fees	39.6	—	(2.1)	(h)	37.5
Other expense	3.6	—	—		3.6
Equity in net income of nonconsolidated affiliates	(0.9)	—	—		(0.9)
Income from continuing operations before income tax expense	141.3	(31.2)	2.2		112.3
Provision for income tax expense	31.2	(7.6)	0.6	(i)	24.2
Income from continuing operations	110.1	(23.6)	1.6		88.1
Loss from discontinued operations, net of tax	—	—	—		—
Net and comprehensive income	110.1	(23.6)	1.6		88.1
Less: Net and comprehensive income attributable to noncontrolling interests	(22.6)	0.6	—		(22.0)
Net and comprehensive income attributable to Encompass Health	$87.5	$(23.0)	$1.6		$66.1

Weighted average common shares outstanding:
Basic	99.2				99.2
Diluted	100.2				100.2
Earnings per common share:
Basic earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$0.88				$0.66
Discontinued operations	—				—
Net income	$0.88				$0.66
Diluted earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$0.87				$0.66
Discontinued operations	—				—
Net income	$0.87				$0.66

Amounts attributable to Encompass Health common shareholders:
Income from continuing operations	$87.5				$66.1
Loss from discontinued operations, net of tax	—				—
Net income attributable to Encompass Health	$87.5				$66.1
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Income Statement
For the Year Ended December 31, 2021

	Historical	Enhabit Discontinued Operations (Note a)	Transaction Accounting Adjustments		Pro Forma
	(In Millions, Except Per Share Data)
Net operating revenues	$5,121.6	$(1,106.6)	$—		$4,015.0
Operating expenses:
Salaries and benefits	2,886.5	(759.2)	—		2,127.3
Other operating expenses	685.2	(89.3)	—		595.9
Occupancy costs	80.2	(21.2)	—		59.0
Supplies	209.3	(25.1)	—		184.2
General and administrative expenses	197.3	(27.9)	(4.7)	(g)	164.7
Depreciation and amortization	256.6	(36.9)	—		219.7
Total operating expenses	4,315.1	(959.6)	(4.7)		3,350.8
Loss on early extinguishment of debt	1.0	—	—		1.0
Interest expense and amortization of debt discounts and fees	164.6	(0.3)	(8.5)	(h)	155.8
Other income	(12.3)	4.8	—		(7.5)
Equity in net income of nonconsolidated affiliates	(4.0)	0.6	—		(3.4)
Income from continuing operations before income tax expense	657.2	(152.1)	13.2		518.3
Provision for income tax expense	139.6	(36.0)	3.3	(i)	106.9
Income from continuing operations	517.6	(116.1)	9.9		411.4
Loss from discontinued operations, net of tax	(0.4)	—	—		(0.4)
Net and comprehensive income	517.2	(116.1)	9.9		411.0
Less: Net and comprehensive income attributable to noncontrolling interests	(105.0)	1.8	—		(103.2)
Net and comprehensive income attributable to Encompass Health	$412.2	$(114.3)	$9.9		$307.8

Weighted average common shares outstanding:
Basic	99.0				99.0
Diluted	100.2				100.2
Earnings per common share:
Basic earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$4.15				$3.09
Discontinued operations	—				—
Net income	$4.15				$3.09
Diluted earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$4.11				$3.07
Discontinued operations	—				—
Net income	$4.11				$3.07

Amounts attributable to Encompass Health:
Income from continuing operations	$412.6				$308.2
Loss from discontinued operations, net of tax	(0.4)				(0.4)
Net income attributable to Encompass Health	$412.2				$307.8
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Income Statement
For the Year Ended December 31, 2020

	Historical	Enhabit Discontinued Operations (Note a)	Pro Forma
	(In Millions, Except Per Share Data)
Net operating revenues	$4,644.4	$(1,078.2)	$3,566.2
Operating expenses:
Salaries and benefits	2,682.0	(778.2)	1,903.8
Other operating expenses	634.4	(89.3)	545.1
Occupancy costs	81.2	(19.8)	61.4
Supplies	200.5	(29.5)	171.0
General and administrative expenses	155.5	(3.9)	151.6
Depreciation and amortization	243.0	(40.0)	203.0
Government, class action, and related settlements	2.8	—	2.8
Total operating expenses	3,999.4	(960.7)	3,038.7
Loss on early extinguishment of debt	2.3	—	2.3
Interest expense and amortization of debt discounts and fees	184.2	(0.5)	183.7
Other income	(10.6)	2.2	(8.4)
Equity in net income of nonconsolidated affiliates	(3.5)	0.5	(3.0)
Income from continuing operations before income tax expense	472.6	(119.7)	352.9
Provision for income tax expense	103.8	(29.1)	74.7
Income from continuing operations	368.8	(90.6)	278.2
Loss from discontinued operations, net of tax	—	—	—
Net and comprehensive income	368.8	(90.6)	278.2
Less: Net and comprehensive income attributable to noncontrolling interests	(84.6)	1.3	(83.3)
Net and comprehensive income attributable to Encompass Health	$284.2	$(89.3)	$194.9

Weighted average common shares outstanding:
Basic	98.6		98.6
Diluted	99.8		99.8
Earnings per common share:
Basic earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$2.87		$1.97
Discontinued operations	—		—
Net income	$2.87		$1.97
Diluted earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$2.85		$1.95
Discontinued operations	—		—
Net income	$2.85		$1.95

Amounts attributable to Encompass Health:
Income from continuing operations	$284.2		$194.9
Loss from discontinued operations, net of tax	—		—
Net income attributable to Encompass Health	$284.2		$194.9
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Income Statement
For the Year Ended December 31, 2019

	Historical	Enhabit Discontinued Operations (Note a)	Pro Forma
	(In Millions, Except Per Share Data)
Net operating revenues	$4,605.0	$(1,092.0)	$3,513.0
Operating expenses:
Salaries and benefits	2,573.0	(760.0)	1,813.0
Other operating expenses	623.6	(90.5)	533.1
Occupancy costs	82.3	(17.5)	64.8
Supplies	167.9	(20.9)	147.0
General and administrative expenses	247.0	(87.0)	160.0
Depreciation and amortization	218.7	(37.7)	181.0
Total operating expenses	3,912.5	(1,013.6)	2,898.9
Loss on early extinguishment of debt	7.7	—	7.7
Interest expense and amortization of debt discounts and fees	159.7	(0.6)	159.1
Other income	(30.5)	—	(30.5)
Equity in net income of nonconsolidated affiliates	(6.7)	1.2	(5.5)
Income from continuing operations before income tax expense	562.3	(79.0)	483.3
Provision for income tax expense	115.9	(21.1)	94.8
Income from continuing operations	446.4	(57.9)	388.5
Loss from discontinued operations, net of tax	(0.6)	—	(0.6)
Net and comprehensive income	445.8	(57.9)	387.9
Less: Net and comprehensive income attributable to noncontrolling interests	(87.1)	4.6	(82.5)
Net and comprehensive income attributable to Encompass Health	$358.7	$(53.3)	$305.4

Weighted average common shares outstanding:
Basic	98.0		98.0
Diluted	99.4		99.4
Earnings per common share:
Basic earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$3.66		$3.11
Discontinued operations	(0.01)		(0.01)
Net income	$3.65		$3.10
Diluted earnings per share attributable to Encompass Health common shareholders:
Continuing operations	$3.62		$3.08
Discontinued operations	(0.01)		(0.01)
Net income	$3.61		$3.07

Amounts attributable to Encompass Health:
Income from continuing operations	$359.3		$306.0
Loss from discontinued operations, net of tax	(0.6)		(0.6)
Net income attributable to Encompass Health	$358.7		$305.4
See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Unaudited Pro Forma Condensed Consolidated Balance Sheet
As of March 31, 2022

	Historical	Enhabit Discontinued Operations (Note a)	Transaction Accounting Adjustments		Pro Forma
	(In Millions)
Assets
Current assets:
Cash and cash equivalents	$94.2	$(17.5)	$80.3	(b)	$157.0
Restricted cash	61.0	(3.7)	—		57.3
Accounts receivable	683.5	(168.1)	—		515.4
Other current assets	111.0	(8.1)	—		102.9
Total current assets	949.7	(197.4)	80.3		832.6
Property and equipment, net	2,667.1	(20.7)	—		2,646.4
Operating lease right-of-use assets	236.8	(46.9)	—		189.9
Goodwill	2,456.5	(1,219.5)	—		1,237.0
Intangible assets, net	410.6	(254.1)	135.2	(c)	291.7
Other long-term assets	223.3	(6.4)	—		216.9
Total assets	$6,944.0	$(1,745.0)	$215.5		$5,414.5
Liabilities and Shareholders’ Equity
Current liabilities:
Current portion of long-term debt	$42.8	$(4.4)	$(13.5)	(d)	$24.9
Current operating lease liabilities	38.4	(14.9)	—		23.5
Accounts payable	147.3	(3.0)	—		144.3
Accrued expenses and other current liabilities	526.0	(107.0)	65.4	(e)	484.4
Total current liabilities	754.5	(129.3)	51.9		677.1
Long-term debt, net of current portion	3,221.3	(2.9)	(472.8)	(d)	2,745.6
Long-term operating lease liabilities	208.3	(32.1)	—		176.2
Deferred income tax liabilities	89.7	(64.1)	31.0	(c)	56.6
Other long-term liabilities	178.6	—	—		178.6
	4,452.4	(228.4)	(389.9)		3,834.1
Commitments and contingencies
Redeemable noncontrolling interests	43.2	(5.1)	—		38.1
Shareholders’ equity:
Encompass Health shareholders’ equity:
Common stock	1.1	—	—		1.1
Capital in excess of par value	2,301.1	(1,282.4)	605.4	(f)	1,624.1
Accumulated income	201.2	(201.2)	—		—
Treasury stock	(529.9)	—			(529.9)
Total Encompass Health shareholders’ equity	1,973.5	(1,483.6)	605.4		1,095.3
Noncontrolling interests	474.9	(27.9)	—		447.0
Total shareholders’ equity	2,448.4	(1,511.5)	605.4		1,542.3
Total liabilities and shareholders’ equity	$6,944.0	$(1,745.0)	$215.5		$5,414.5

See accompanying notes to the unaudited pro forma condensed consolidated financial statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Enhabit Discontinued Operations:
(a)Reflect the discontinued operations, including associated assets, liabilities, redeemable noncontrolling interests and equity and results of operations attributable to Enhabit, which were included in the Company’s historical financial statements. In accordance with ASC 205-20, Presentation of Financial Statements – Discontinued Operations, the amounts exclude the following:
i.General corporate overhead costs allocated to Enhabit that do not meet the requirements to be presented in discontinued operations. Such allocations included labor and non-labor expenses related to Encompass’ corporate support functions (i.e., financial reporting, accounting, information technology, tax, internal audit, human resources among others) that historically provided support to Enhabit.
ii.Intercompany interest expense of $4.8 million and $27.7 million to Enhabit for the years ended December 31, 2020 and December 31, 2019, respectively, under a term loan between Encompass and Enhabit which was fully retired in 2020.
Additionally, income tax expense adjustment has been determined using the “with-and-without method”.
Transaction Accounting Adjustments:
(b)Adjustments to cash.

(In millions)
Cash received from distribution of Enhabit Financing	$566.6
Cash paid for pay down of Revolving Credit Facility and Term Loan Facilities under the Encompass Senior Secured Credit Agreement	(486.3)
Total Pro Forma Adjustments to Cash	$80.3
(c)Trade name transfer. The pro forma adjustments reflect the transferring of the ‘Encompass’ trade name to Encompass upon consummation of the Spin Off as Encompass will continue operating under the Encompass brand. The pro forma adjustments reflect the carrying value of the Encompass trade name and associated deferred tax liability.
(d)Enhabit Financing and repayment of debt. On June 30, 2022, Enhabit distributed $566.6 million to us from draws on their new term loan facility and revolving credit facility (the “Enhabit Financing”). We used a portion of the distribution proceeds to repay the outstanding term loan facility balances and a portion of the outstanding net draws of the revolving credit facility. The pro forma adjustments are based on the March 31, 2022 term loan facility balance of $236.3 million and a pay down of $250.0 million of the March 31, 2022 revolving credit facility balance of $305.0 million.
(e)Costs to complete spin transaction. The pro forma adjustment reflects $65.4 million of additional estimated non-recurring costs to complete the Spin Off. These costs primarily relate to investment banker fees, legal fees, third-party consulting fees, senior debt consent payments and other costs directly related to the Spin Off.
(f)Effect on total shareholders’ equity. The pro forma adjustment reflects the effect on total shareholders’ equity of the adjustments described in notes (b) through (e) above.
(g)Transition Services Agreement. In connection with the Spin Off, we will enter into the Transition Services Agreement pursuant to which we will provide services to Enhabit. Some of the general services we will provide to Enhabit will include financial reporting, accounting, information technology, tax, internal audit, human resources and other services for initial periods ranging from three to eighteen months. Charges will be based on our estimated current costs.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements
(h)Enhabit Financing and Repayment of Debt. On June 30, 2022, Enhabit distributed $566.6 million to us from the Enhabit Financing. We used a portion of the distribution proceeds to repay the outstanding term loan facility balances and a portion of the outstanding net draws of the revolving credit facility. The pro forma adjustment assumes the following:

	Principal Repayment (in millions)	Interest Rate as of March 31, 2022	Revolver Commitment Fee
Term loan facility	$236.3	1.8%	N/A
Revolving credit facility	$250.0	1.9%	0.4%
(i)Resulting Tax Effects. The pro forma income tax expense adjustment reflect an estimated effective tax rate of 24.9% and 25.3% for the year ended December 31, 2021 and the three months ended March 31, 2022, respectively.